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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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NETLIST, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NETLIST, INC.

TO OUR STOCKHOLDERS:

        You are cordially invited to attend the 2013 Annual Meeting of Stockholders of Netlist, Inc., a Delaware corporation (the "Company," "Netlist," "we" or "our"), on Monday, June 10, 2013 at 10:00 a.m., Pacific Time, to be held at the offices of Merrill Corporation, 2603 Main Street, Suite 100, Irvine, CA 92614 for the following purposes, which are further described in the accompanying proxy statement:

  (1)
  to elect four directors to our Board of Directors to serve for a term of one year or until their successors are duly elected and qualified;

  (2)
  to ratify the appointment of KMJ Corbin & Company LLP as the Company's independent registered public accounting firm for the fiscal year ending December 28, 2013;

  (3)
  to approve, on an advisory basis, the compensation of our named executive officers;

  (4)
  to vote, on an advisory basis, on the frequency of holding an advisory vote on the compensation of our named executive officers; and

  (5)
  to transact other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Your vote is important. We encourage you to sign and return your proxy before the meeting so that your shares will be represented and voted at the meeting even if you cannot attend in person.

        We look forward to seeing you at the 2013 Annual Meeting of Stockholders.

Sincerely,

Gail Sasaki Vice President, Chief Financial Officer and Secretary

April 29, 2013

NETLIST, INC.
51 Discovery
Suite 150
Irvine, California 92618
(949) 435-0025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the holders of common stock of Netlist, Inc.:

        The 2013 Annual Meeting of Stockholders of Netlist, Inc. (the "Company," "Netlist," "we" or "our") will be held on Wednesday, June 10, 2013 at 10:00 a.m., Pacific Time, at the offices of Merrill Corporation 2603 Main Street, Suite 100, Irvine, CA, 92614 for the following purposes, which are further described in the accompanying proxy statement:

  (1)
  to elect four directors to our Board of Directors to serve for a term of one year or until their successors are duly elected and qualified;

  (2)
  to ratify the appointment of KMJ Corbin & Company LLP as the Company's independent registered public accounting firm for the fiscal year ending December 28, 2013;

  (3)
  to approve, on an advisory basis, the compensation of our named executive officers;

  (4)
  to vote, on an advisory basis, on the frequency of holding an advisory vote on the compensation of our named executive officers; and

  (5)
  to transact other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Our Board of Directors recommends a vote "FOR" each of the nominees, "FOR" proposals (2) and (3) and for a three year frequency with respect to proposal (4)

        Only stockholders of record at the close of business on April 24, 2013 are entitled to receive notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote will be available for examination at the meeting by any stockholder for any purpose germane to the meeting. The list will also be available for the same purpose for ten days prior to the meeting at our principal executive offices at 51 Discovery, Suite 150, Irvine, California 92618.

        To obtain directions to attend the Annual Meeting and vote in person, please call Investors Relations at (212) 986-6667. We have enclosed our 2012 annual report, including financial statements, and the proxy statement with this Notice of Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 10, 2013

        The notice of annual meeting of stockholders, proxy statement and 2012 annual report are available to stockholders at http://proxy.netlist.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.

By order of the Netlist Board of Directors,

Gail Sasaki Vice President, Chief Financial Officer and Secretary

Irvine, California
April 29, 2013

NETLIST, INC.
PROXY STATEMENT

GENERAL INFORMATION

        We are sending you this proxy statement in connection with the solicitation of proxies by our Board of Directors for use at the 2013 Annual Meeting of Stockholders of Netlist, Inc, a Delaware corporation (the "Company," "Netlist," "we" or "our"), which we will hold on Monday, June 10, 2013 at 10:00 a.m., Pacific Time, at the offices of Merrill Corporation, 2603 Main Street, Suite 100, Irvine, CA 92614. The record date for the Annual Meeting is April 24, 2013. All holders of record of our common stock on the record date are entitled to notice of and to vote at the Annual Meeting and any meetings held upon any adjournment or postponement thereof. This proxy statement is being initially distributed to our stockholders on or about May 6, 2013.

        Whether or not you plan to attend the Annual Meeting in person, please date, sign and return the enclosed proxy card as promptly as possible, in the postage prepaid envelope provided, to ensure that your shares will be voted at the Annual Meeting. Unless you instruct otherwise in the proxy, any proxy that is not revoked will be voted at the Annual Meeting:

  (1)
  for each nominee to our Board of Directors;

  (2)
  to ratify the appointment of KMJ Corbin & Company LLP as the Company's independent registered public accounting firm for the fiscal year ending December 28, 2013;

  (3)
  on an advisory basis, for the compensation of our named executive officers;

  (4)
  on an advisory basis, for holding an advisory vote on the compensation of our named executive officers;

  (5)
  as recommended by our Board of Directors, in its discretion, with regard to all other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Voting Information

        At the Annual Meeting, votes will be counted by written ballot. The presence, in person or by a proxy relating to any matter to be acted upon at the Annual Meeting, of the holders of a majority of the outstanding shares of common stock will constitute a quorum for purposes of the Annual Meeting. Abstentions, broker non-votes, which are explained below, and shares as to which authority to vote on any proposal is withheld, are each included in the determination of the number of shares present at the Annual Meeting for purposes of obtaining a quorum.

        Under our Amended and Restated Bylaws ("Bylaws"), when a quorum is present at any meeting, directors are elected by a plurality of the votes cast by the stockholders entitled to vote in the election of directors. All other matters are determined by a majority of the votes cast affirmatively or negatively on the proposal, except when a different vote is required by law, the national securities exchange on which we are listed, our Restated Certificate of Incorporation or our Bylaws. As a result, abstentions and broker non-votes are not considered votes cast on either of the proposals presented at the Annual Meeting and will have no affect on the voting results for such proposals.

        A "broker non-vote" occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Broker non-votes are not deemed to be votes cast on a proposal. Under applicable rules, brokers or other nominees have discretionary voting power with respect to matters that are considered routine, but not with respect to non-routine matters. Proposal No. 1 (the election of directors), Proposal No. 3 (advisory vote on the compensation of our named executive officers) and Proposal No. 4 (frequency of holding an advisory vote on the compensation of our named executive officers) are considered non-routine matters and Proposal No. 2 (ratification of independent registered public accounting firm) is considered a routine matter. A broker or other nominee cannot vote without instructions on non-routine matters such as Proposal Nos. 1, 3 and 4, and therefore there may be broker non-votes on this proposal. Broker non-votes are not expected to result from the vote on Proposal No. 2.

        Election of Directors.    Directors are elected by a plurality of the votes cast. That is, the director nominees receiving the greatest number of votes will be elected. As described above, your broker is not able to vote uninstructed shares on your behalf in any director election. As such, we encourage you to sign and return your proxy and vote your shares in the election of directors before the meeting so that your shares will be represented and voted at the meeting even if you cannot attend in person.

        Ratification of the Appointment of the Independent Registered Public Accounting Firm.    The affirmative vote of a majority of the votes cast affirmatively or negatively on this proposal is required to approve the proposal to ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm. Broker non-votes are not expected to result from the vote on Proposal No. 2. Abstentions will have no effect on the outcome of the vote on this proposal.

        Advisory Vote on the Compensation of Named Executive Officers.    Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. Broker non-votes and abstentions will have no effect on the outcome of the vote on this proposal.

        Advisory Vote on the Frequency of Holding an Advisory Vote on the Compensation of Named Executive Officers.    The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. Broker non-votes and abstentions will have no effect on the outcome of the vote on this proposal.

        If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named as proxies and acting there under will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is postponed or adjourned, a stockholder's proxy may remain valid and may be voted at the postponed or adjourned meeting. A stockholder will still be able to revoke the stockholder's proxy until it is voted. As of the date of this Proxy Statement, the Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented at the Annual Meeting.

        Proxies properly executed and received by us prior to the Annual Meeting and not revoked will be voted as directed therein on all matters presented at the Annual Meeting. In the absence of specific direction from a stockholder, proxies will be voted "FOR" the election of all named director nominees and "FOR" proposals 2 and 3 and for a THREE YEAR frequency with respect to proposal 4.

Shares Outstanding and Required Vote

        Only holders of record of shares of our common stock at the close of business on the record date, April 24, 2013, will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. At the close of business on April 24, 2013, the Company had 30,409,553 shares of common stock outstanding and entitled to vote held by 37 stockholders of record. Each holder of record of shares of our common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

How to Vote

        You may vote by attending the Annual Meeting and voting in person or you may vote by submitting a proxy. If you hold your shares of common stock in street name you will receive a notice from your broker, bank or other nominee that includes instructions on how to vote your shares. Your broker, bank or other nominee may allow you to deliver your voting instructions via the Internet and may also permit you to submit your voting instructions by phone.

        If you plan to attend the annual meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note that if your shares are held of record by a broker, bank or other nominee, and you decide to attend and vote at the Annual Meeting, your vote in person at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from your broker, bank or other nominee. Even if you plan to attend the Annual Meeting, we encourage you to submit your proxy to vote your shares in advance of the Annual Meeting.

Revocation of Proxies

        You are a stockholder of record if at the close of business on the record date your shares were registered directly in your name with Computershare Trust Company, N.A., our transfer agent. If you are a stockholder of record and give a proxy, you may revoke it at any time before its use, either:

  (1)
  by revoking it in person at the Annual Meeting;

  (2)
  by writing, delivered to our Corporate Secretary at 51 Discovery, Suite 150, Irvine, California, 92618 before the proxy is used; or

  (3)
  by a later dated proxy card delivered to us at the above noted address before the proxy is used.

        Your presence at the meeting will not revoke your proxy, but if you attend the meeting and cast a ballot, your proxy will be revoked as to the matters on which the ballot is cast. If you hold your shares through a broker, bank, trustee or other nominee, please follow the instructions provided by your broker or other nominee as to how you may change your vote or obtain a legal proxy to vote your shares if you wish to cast your vote in person at the Annual Meeting.

Proxy Solicitation Costs

        We will pay for the cost of preparing, assembling, printing and mailing these proxy materials to our stockholders, as well as the cost of soliciting proxies relating to the Annual Meeting. We may request banks and brokers to solicit their customers who beneficially own our common stock listed of record in names of nominees. We will reimburse these banks and brokers for their reasonable out-of-pocket expenses regarding these solicitations. Our officers, directors and employees may supplement the original solicitation by mail of proxies by telephone, facsimile, e-mail and personal solicitation. We will pay no additional compensation to our officers, directors and employees for these activities.

 PROPOSAL NO. 1

ELECTION OF DIRECTORS

        Board of Directors Structure.    Our Board of Directors currently consists of four members, three of whom have been determined to be independent under the rules and listing requirements of The NASDAQ Global Market, referred to herein as the NASDAQ rules. Please see the section titled "Director Independence" below for more information. Currently, Chun Ki Hong, Thomas F. Lagatta, Claude M. Leglise and Alan H. Portnoy serve as our directors.

        No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or director nominee of the Company. There are no familial relationships between any of our directors or our executive officers and any other director or executive officer.

        Nominees for Election at this Annual Meeting.    The Nominating and Corporate Governance Committee of our Board of Directors has recommended, and our Board of Directors has nominated, Chun Ki Hong, Thomas F. Lagatta, Claude M. Leglise and Alan H. Portnoy for election as our directors. All of these individuals are currently members of our Board of Directors. Each nominee has consented to being named in this proxy statement as a nominee and has agreed to serve as a director if elected.

        Unless the proxy indicates otherwise, the persons named as proxies in the accompanying proxy have advised us that they intend to vote the shares covered by the proxies for the election of the nominees named above at the Annual Meeting. If one or more of the nominees are unable or not willing to serve, the persons named as proxies may vote for the election of the substitute nominees that our Board of Directors may propose. The accompanying proxy contains a discretionary grant of authority with respect to this matter. The persons named as proxies may not vote for a greater number of persons than the number of nominees named above.

        The biographies of each of the nominees for director below contains information regarding the person's service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director for the Company.

        Each nominee brings a strong and unique background and set of skills to the Board of Directors, giving the Board as a whole, competence and experience in a wide variety of areas, including corporate governance and board service, executive management, law and regulation, experience in the memory systems market and experience with manufacturers.

Director Nominees

Name	Age	Board Committees	Positions	Board Member Since
Chun Ki Hong	52		President, Chief Executive Officer and Chairman of the Board	2000
Thomas F. Lagatta	55	Audit and Compensation	Director	2006
Claude M. Leglise	57	Audit and Nominating and Corporate Governance	Director	2011
Alan H. Portnoy	67	Audit and Nominating and Corporate Governance (Chair) and Compensation	Director	2004

        Chun Ki Hong is one of the founders of Netlist and has been our president and chief executive officer and a director since our inception. Mr. C.K. Hong assumed the title of chairman of the Board of Directors in January 2004. From September 2000 to September 2001, Mr. C.K. Hong served as president and chief operating officer of Infinilink Corporation, a DSL equipment company. Mr. C.K. Hong assisted us on a part-time basis until his departure from Infinilink, at which time he assumed full-time responsibilities with us. From July 1998 until September 2000, Mr. C.K. Hong served as Executive Vice President of Viking Components, Inc., a memory subsystems manufacturing company. From November 1997 to June 1998, he was General Manager of Sales at LG Semicon Co., Ltd., a public semiconductor manufacturing company in South Korea. From April 1992 to October 1997, Mr. C.K. Hong served as Director of Sales at LG Semicon America, Incorporated, a subsidiary of LG. From December 1983 to March 1992, Mr. C.K. Hong held various management positions at LG Subsidiaries in South Korea. Mr. C. K. Hong received his B.S. in economics from Virginia Commonwealth University and his M.S. in technology management from Pepperdine University's Graduate School of Management. As one of our founders, Mr. C.K. Hong brings to the Board extensive knowledge of the organization and our market.

        Thomas F. Lagatta currently serves as Executive Vice President of Worldwide Sales for Broadcom Corp. since June 2006. Prior to that, he served as the Enterprise Computing Group's senior vice president and general manager since 2003. He joined Broadcom in 2002. Prior to that, Mr. Lagatta served as vice president and general manager of Anadigics, Inc., a semiconductor manufacturer. Before Anadigics, Mr. Lagatta served as vice president of business development at Avnet, Inc. Prior to Avnet, Mr. Lagatta served in various senior management and technical positions for over 11 years at Symbios Logic, a storage systems company. Mr. Lagatta received his B.S. in electrical engineering from Ohio State University and M.S. in electrical engineering from the University of Southern California. Mr. Lagatta brings to the Board significant leadership experience with manufacturing companies in sales management and building strategic relationships with large system OEMs.

        Claude M. Leglise co-founded ClearSpot Energy, Inc., a solar energy services company in 2007, where he serves as Managing Director. From 2010 to February 2012, Leglise served as a member of the Board of Directors of Camelot Information Systems Inc., a publicly held company that is a leading provider of enterprise application services and financial industry information technology services in China. Prior to his tenure at ClearSpot Energy, Inc., Leglise served as Head of the San Francisco office of WI Harper Group, a venture capital firm where he also served as Managing Director from 2006 to 2007. Prior to WI Harper, Leglise had a successful career at Intel Corporation that spanned more than two decades. From 2001 to 2005, he served as Vice President of Intel Capital where he was responsible for the company's venture capital investments outside the United States. From 1982 to 2005, he served as Vice President and General Manager of the Home Products Group, Vice President of the Content group, Director of Worldwide Developer Relations, Director of Marketing in the Microprocessor division and as General Manager of the Supercomputers Components Operation.

        Alan H. Portnoy has served as a member of our Board of Directors since March 2004. He is also a business consultant to Admiral Advisors, LLC, a corporate advisory firm. Mr. Portnoy has previously served as president of Macronix America, Inc., chief operating officer of LG Semicon America, vice president of General Instruments Corporation and senior vice president of Silicon Systems. Mr. Portnoy began his career with Fairchild Semiconductor. He received his B.S. in electrical engineering from Rensselaer Polytechnic Institute and an MBA from Carnegie-Mellon University. Mr. Portnoy brings leadership to the Board, experience in the memory manufacturing industry and decades of operating experience.

        The Board of Directors recommends a vote FOR the election of each of the named nominees as directors.

Director Independence

        Our Board of Directors has determined that each of our current directors and each of our directors during fiscal 2012, other than Chun Ki Hong, qualify as "independent" as the term is defined by Nasdaq Marketplace Rule 5605(a)(2). The Board has determined that Chun Ki Hong is not independent because he is an executive officer of our company. In making this determination, the Board of Directors reviewed and discussed information provided by the directors and management with regard to each director's business and personal activities as they may relate to our management.

Information Regarding our Board of Directors and its Committees

        Our Board of Directors consisted of six members during the fiscal year ended 2012: Chun Ki Hong, Thomas F. Lagatta, Claude M. Leglise, Alan H. Portnoy, Richard H. Char and HK Desai. Mr. Char resigned from our Board of Directors effective December 26, 2012. Mr. Desai resigned from our Board of Directors effective April 1, 2013.

        Our Board of Directors met four times during fiscal year 2012. Each of our directors attended 100% of the total number of meetings of the Board of Directors and of the committees of the Board of Directors on which he served during fiscal year 2012. Our Board of Directors has established the following committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

Audit Committee

        HK Desai (Chair), Thomas Lagatta and Claude Leglise served on our Audit Committee during fiscal year 2012. Our Board of Directors determined that Mr. Desai qualified as an "audit committee financial expert" in accordance with Securities and Exchange Commission (the "SEC") rules. In April 2013, Mr. Desai resigned from the Board of Directors and the Board appointed Mr. Portnoy as a member of the Audit Committee. As a result of Mr. Desai's resignation, we do not currently have an "audit committee financial expert" serving on our Board. We are actively seeking candidates for membership on our Board who will qualify as an "audit committee financial expert." Our Board has affirmatively determined that each current member of the Audit Committee and each member of the Audit Committee during fiscal year 2012 is or was independent under Nasdaq Marketplace Rule 5605(a)(2), and meets all other qualifications under Nasdaq Marketplace Rule 5065(e) and the applicable rules of the Securities and Exchange Commission.

        Our Board of Directors has adopted a written charter for our Audit Committee. The charter is set forth on our website, located at http://www.netlist.com. Our Audit Committee (a) oversees the integrity of our consolidated financial statements, our financial reporting process, systems of accounting, internal controls and disclosure controls and procedures, and our financial reporting legal and regulatory compliance, (b) reviews and approves in advance any transactions by us with related parties, (c) appoints our independent registered public accounting firm, (d) monitors the independence and performance of our independent registered public accounting firm, (e) is responsible for setting the corporate tone for quality financial reporting and sound business risk practices and ethical behavior and, (f) provides an avenue of communication among the independent registered public accounting firm, management, and our Board of Directors. The Audit Committee must also pre-approve all audit services and, subject to a "de minimus" exception, all other services performed by the independent registered public accounting firm. Our Audit Committee also has the responsibility to review with management and approve in advance any transactions or courses of dealing with related parties. Our Audit Committee met four times during fiscal year 2012 and met with our independent registered public accounting firm without management present on four occasions in fiscal year 2012.

Compensation Committee

        Richard Char (Chair) and Thomas Lagatta served on our Compensation Committee during fiscal year 2012. In April 2013, Mr. Lagatta became the Chair of the Compensation Committee and Mr. Alan Portnoy joined the committee. Each of the members of our Compensation Committee is independent in accordance with Nasdaq Marketplace Rule 5605(a)(2). Each of the members of this committee is also currently a "non-employee director" as that term is defined under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act") and an "outside director" as that term is defined in Internal Revenue Service Regulations. Our Compensation Committee reviews the performance of our chief executive officer and other executives and makes decisions and specific recommendations regarding their compensation to the Board of Directors with the goal of ensuring that our compensation system for our executives, as well as our philosophy for compensation for all employees, is aligned with the long term interests of our stockholders and does not encourage our executives to take excessive or unnecessary risks that might threaten our long-term value. The Compensation Committee also oversees the development of executive succession plans. Pursuant to its charter, the Compensation Committee may select, retain and terminate such compensation consultants, outside counsel and other advisors as it deems necessary or appropriate in its sole discretion and has the authority to approve the fees and retention terms relating to such consultants. The Compensation Committee met one time during fiscal year 2012. The charter of the Compensation Committee is set forth on our website, located at http://www.netlist.com.

Nominating and Corporate Governance Committee

        Alan Portnoy (Chair) and Claude Leglise served on our Nominating and Corporate Governance Committee during fiscal year 2012. Each of the members of our Nominating and Corporate Governance Committee is independent in accordance with Nasdaq Marketplace Rule 5605(a)(2). The charter of the Nominating and Corporate Governance Committee and our corporate governance guidelines are set forth on our website, located at http://www.netlist.com. Our Nominating and Corporate Governance Committee reviews and makes recommendations to the Board of Directors about our governance processes, assists in identifying and recruiting candidates for the Board of Directors, reviews the performance of our Board of Directors and its committees, recommends to the Board proposed nominees for Board membership and makes recommendations to our Board of Directors regarding the membership and chairs of the committees of our Board of Directors. Our Nominating and Corporate Governance Committee did not meet during fiscal year 2012.

Board Leadership Structure

        Both the Chairman of the Board and the Chief Executive Officer positions are currently held by Mr. Chun Ki Hong. We do not have a lead independent director. However, all Board committee members are independent directors.

        The Board of Directors believes that our Chief Executive Officer is best situated to serve as Chairman of the Board of Directors because, as one of our founders, he possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its businesses and is best positioned to develop agendas that ensure that the Board's time and attention are focused on the most critical matters. Further, Mr. C.K. Hong is intimately involved in the day-to-day operations of our company and is thus in a position to elevate the most critical business issues for consideration by the independent directors of the Board. His combined role, along with his significant ownership in the Company, ensures clear accountability and enhances the Company's ability to communicate its message and strategy clearly and consistently to the relevant stakeholders. The Board of Directors believes that combining the role of the Chairman and Chief Executive Officer at this point in time promotes strategy development and execution, and facilitates information flow between management and the Board of Directors, which are essential to effective governance.

        Independent directors and management have different perspectives and roles in strategy development. The Company's independent directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer brings company-specific experience and expertise. All Board committee members are independent directors, and the independent directors of the Board meet regularly in executive session (with no management directors or management present) as often as they deem advisable, but at least semi-annually. Executive sessions of the independent directors are called and chaired by the chairman of the Board's Nominating and Corporate Governance Committee. These executive session discussions may include such topics as the independent directors determine. During our fiscal year 2012, the independent directors met four times in executive session.

        Our Board of Directors has always been small in number, with strong participation by all Board members. The Nominating and Corporate Governance Committee and Board of Directors have considered the need for, and desirability of, the separation of the Chief Executive Officer and Chairman positions or the formal appointment of a lead independent director. After consideration, both the Nominating and Corporate Governance Committee and the Board of Directors have concluded that the independent nature of the Board committees, as well as the practice of our independent directors regularly meeting in executive session without Mr. C.K. Hong and the other members of our management present, ensures that our Board maintains a level of independent oversight of management that is appropriate for our company.

Director Qualifications and Review of Director Nominees

        Our Nominating and Corporate Governance Committee identifies qualified individuals to become members of our Board of Directors and recommends to the Board proposed nominees for Board membership. Our Nominating and Corporate Governance Committee does not have a specific set of minimum criteria for membership on the Board of Directors. In making its recommendations, however, it takes into account an individual's skills, expertise, industry and other knowledge and business and other experience that may be useful to the effective oversight of the Company's business. This committee also considers continuing director tenure and takes steps as may be appropriate to ensure that our Board of Directors is open to new ideas. Pursuant to our Corporate Governance Guidelines, a majority of our Board of Directors must qualify as "independent" under the NASDAQ rules and Section 10A of the Exchange Act and no director may stand for re-election who has not participated in at least 65% of the combined total of the Board and committee meetings, unless excused for a medical purpose, during the entire term for which he or she was elected. Per our Corporate Governance Guidelines, no director may concurrently serve on the board of directors of more than three public companies and our Chief Executive Officer and any other director that is employed fulltime may not serve on the Board of Directors of more than two public companies, including our Board of Directors. The Nominating and Governance Committee assess the effectiveness of the Corporate Governance Guidelines, including with respect to director nominations and qualifications, through completion of the annual self-evaluation process.

        Our Nominating and Corporate Governance Committee will consider nominees for directors recommended by stockholders upon submission in writing to our Secretary of the names and qualifications of such nominees at the following address: Netlist, Inc., 51 Discovery, Suite 150, Irvine, California 92618. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates based on whether the candidate was recommended by a stockholder or not. The submissions should include a current resume and curriculum vitae of the candidate and statement describing the candidate's qualifications and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is submitting the nominee, the number of shares which are owned of record or beneficially by the submitting stockholder and a description of all arrangements or understandings between the submitting stockholder and the candidate.

Nominations for Directors

        Our Bylaws provide that any stockholder who is entitled to vote at the annual meeting and who complies with the notice requirements described below may nominate persons for election to the Board of Directors. To be timely, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not less than 120 calendar days prior to the first anniversary of the date on which we first mailed our proxy materials for the previous year's annual meeting of stockholders. However, if an annual meeting was not held or has been advanced more than thirty (30) days from the date of the prior year's annual meeting, notice by the stockholder to be timely must be delivered to our corporate secretary at our principal executive offices not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made.

        The stockholder's notice relating to director nomination(s) shall set forth: (i) the name and address of the stockholder who intends to make the nomination, of the beneficial owner, if any, on whose behalf the nomination is being made and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote for the election of directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder or such beneficial owner and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; (v) the consent of each nominee to serve as a director of the corporation if so elected; and (vi) if proxies are intended to be solicited in support of such stockholder's nominee(s), a representation to that effect.

Corporate Governance Guidelines; Code of Business Conduct

        Our Board of Directors has adopted a set of corporate governance guidelines established to assist the Board of Directors and its committees in performing their duties and serving the best interests of the company and our stockholders. Our corporate governance guidelines are available on our website, located at http://www.netlist.com. We also have a Code of Business Conduct and Ethics. This code describes certain ethical principles that we have established for the conduct of our business and outlines certain key legal requirements of which all employees must be generally aware and with which all employees must comply. Our Code of Business Conduct and Ethics is available on our website, located at http://www.netlist.com.

Risk Oversight

        The Board of Directors as a whole is responsible for risk management oversight of the Company. The involvement of the full Board of Directors in setting our business strategy and objectives is integral to the Board's assessment of our risk and also a determination of what constitutes an appropriate level of risk and how best to manage any such risk. This involves receiving reports and/or presentations from applicable members of management and the committees of the board. The full Board of Directors conducts on-going risk assessment of our financial risk, legal/compliance risk and operational/strategic risk and addresses individual risk issues with management throughout the year as necessary.

        While the Board of Directors has the ultimate oversight responsibility for the risk management process, the Board delegates responsibility for certain aspects of risk management to its committees. In particular, the Audit Committee focuses on financial risks and related controls and processes. Per its charter, the Audit Committee discusses with management our financial statements and the reasonableness of significant judgments and the adequacy and effectiveness of the accounting and financial controls. The Compensation Committee strives to create incentives that encourage a level of risk-taking behavior consistent with our business strategy and objectives. Finally, the Nominating and Governance Committee is responsible for overseeing our corporate governance and developing and reviewing our Code of Business Conduct and Ethics. Additionally, the full Board regularly receives reports from our Chief Executive Officer and Chief Financial Officer, the two executive officers principally responsible for aiding the Board in identifying, evaluating and implementing risk management controls and methodologies to address identified risks.

Board of Directors' Attendance at Annual Meeting of Stockholders

        We do not have a policy requiring that directors attend our annual meeting of stockholders. None of our independent directors attended the 2012 annual meeting.

Compensation of Non-Employee Directors

        Our non-employee directors receive annual base compensation of $30,000, which is paid in four quarterly installments, and compensation of $1,000 for each regularly scheduled board meeting, and each board committee meeting not held on the same day as a board meeting, that is attended by the director. The chairperson of our Audit Committee receives an additional $5,000 per year. All of our directors, including our non-employee directors, are reimbursed for their reasonable out-of-pocket expenses incurred in attending board and board committee meetings. Our non-employee directors are also granted options to purchase 25,000 shares of our common stock upon appointment or initial election to the Board of Directors. In addition, beginning with fiscal year 2012, each of our non-employee directors receives a grant of options to purchase 20,000 shares of our common stock for each year in which they continue to be a director. These option grants are subject to vesting in equal installments over four years, contingent upon continued service as a director on the vesting date, and have an exercise price equal to the fair market value of the shares of common stock underlying the option on the date of grant as determined in accordance with the terms of the Company's Amended and Restated 2006 Equity Incentive Plan (the "Plan"). The following table sets forth a summary of the compensation we paid to our non-employee directors in our fiscal year 2012.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)		Total ($)
Richard Char(4)	$35,256	$58,280	(2)	$93,536
HK Desai(5)	$24,252	$75,296	(3)	$99,548
Thomas F. Lagatta	$36,000	$58,280	(2)	$94,280
Claude Leglise	$37,000	$58,280	(2)	$95,280
Alan H. Portnoy	$34,000	$58,280	(2)	$92,280

(1)
Represents the dollar value of the grant date fair value of fiscal 2012 awards, measured in accordance with Accounting Standards Codification Topic 718. The assumptions used in the calculations for these amounts are described in Note 2 "Summary of Significant Accounting Policies—Stock Based Compensation" of our consolidated financial statements in our annual report on Form 10-K for the fiscal year ended December 29, 2012.

(2)
Each of the equity awards to Richard Char, Thomas Lagatta, Claude Leglise and Alan Portnoy, consists of a grant of options to purchase 20,000 shares of our common stock at an exercise price of $3.28 per share in connection with their 2012 service on the Board of Directors. These options become exercisable in sixteen equal quarterly installments of 1,250 shares until vested in full.

(3)
The equity award consists of a grant of an option to purchase 25,000 shares of our common stock at an exercise price of $3.39 per share in connection with HK Desai's appointment to the Board of Directors on March 2012, and vests in equal installments of 6,250 shares on March 1 of each year. In addition, HK Desai was granted an option to purchase 20,000 shares of our common stock at an exercise price of $3.28 per share in connection with his 2012 service on the Board of Directors. This option becomes exercisable in sixteen equal quarterly installments of 1,250 shares until vested in full.

(4)
Richard Char resigned as a member of our Board of Directors on December 26, 2012.

(5)
HK Desai joined the Board of Directors in March 2012 and resigned as a member of our Board of Directors on April 1, 2013.

Communications with the Board of Directors

        Any stockholder who desires to contact our Board of Directors or any member of our Board of Directors may do so by writing to: Board of Directors, c/o Secretary, Netlist, Inc., 51 Discovery, Suite 150, Irvine, California 92618. Copies of any such written communications received by the Secretary will be provided to our full Board of Directors or the appropriate member depending on the facts and circumstances described in the communication unless they are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient(s).

 PROPOSAL 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected KMJ Corbin & Company LLP as our independent registered public accounting firm with respect to our financial statements for the fiscal year ending December 28, 2013. In taking this action, the Audit Committee considered KMJ Corbin & Company LLP's independence with respect to the services to be performed and other factors that the Audit Committee and the Board of Directors believe are advisable and in the best interest of the stockholders. As a matter of good corporate governance, the Audit Committee has decided to submit its selection to stockholders for ratification. In the event that this selection of independent registered public accounting firm is not ratified by a majority vote of the shares of common stock present or represented at the Annual Meeting, it will be considered as a direction to the Audit Committee to consider the selection of a different firm.

        Representatives of KMJ Corbin & Company LLP are expected to attend the 2013 Annual Meeting and will be available to respond to appropriate questions and to make a statement if they so desire. If KMJ Corbin & Company LLP should decline to act or otherwise become incapable of acting, or if KMJ Corbin & Company LLP's engagement is discontinued for any reason, the Audit Committee will appoint another independent registered public accounting firm to serve as our independent registered public accounting firm for our 2013 fiscal year.

Required Vote

        Approval of this proposal requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the Annual Meeting. Abstentions will have no effect on the outcome of the vote on this proposal.

The Board of Directors recommends that you vote "FOR" approval of the ratification of KMJ Corbin & Company LLP as our independent registered public accounting firm for the 2013 fiscal year.

Fees Paid to Independent Registered Public Accounting Firm

        In connection with the audit of our consolidated financial statements for fiscal year 2012, we entered into an agreement with KMJ Corbin & Company LLP which sets forth the terms by which KMJ Corbin & Company LLP will perform audit services for the company. The following table presents the aggregate fees billed for the indicated services performed by KMJ Corbin & Company LLP during fiscal years 2012 and 2011:

	2012	2011
Audit Fees	$143,630	$160,600
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$143,630	$160,000

        Audit Fees.    Audit fees consist of the aggregate amount of fees billed to us for the fiscal years ended December 29, 2012 and December 31, 2011 by KMJ Corbin & Company LLP, the company's independent registered public accounting firm, for the audit of our annual consolidated financial statements and the review of our quarterly consolidated financial statements. These fees also included the review of our registration statements on Form S-3 and Form S-8 and certain other related matters such as the delivery of comfort letters and consents in connection with our registration statements.

        KMJ Corbin & Company LLP did not bill any audit-related fees, tax fees or other fees to us in fiscal years 2012 or 2011.

Pre-approval Policies and Procedures

        Our Audit Committee's charter requires our Audit Committee to pre-approve all audit and permissible non-audit services to be performed for the Company by our independent registered public accounting firm, giving effect to the "de minimus" exception for ratification of certain non-audit services allowed by the applicable rules of the SEC, in order to assure that the provision of such services does not impair the auditor's independence. Our Audit Committee pre-approved all services performed by KMJ Corbin & Company LLP in fiscal year 2012 and concluded that such services were compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. Messrs. Desai, Leglise and Lagatta served on our Audit Committee during fiscal year 2012. Each member of the Audit Committee is an independent director. Management is responsible for internal controls and the financial reporting process. The independent registered public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee's responsibility is to monitor and oversee these processes.

        In fulfilling its responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss our December 29, 2012 consolidated financial statements and our fiscal year 2012 interim consolidated financial statements, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our most recent annual report on Form 10-K, any material changes in accounting policies used in preparing such consolidated financial statements prior to filing the annual report on Form 10-K or our quarterly reports on Form 10-Q with the SEC, and the items required to be discussed by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), with respect to annual consolidated financial statements, and Statement of Auditing Standards No. 100, as amended (AICPA, Professional Standards, Vol. 1. AU section 722), with respect to quarterly consolidated financial statements.

        In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm's communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm such firm's independence from the Company and its management. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and our management.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, the inclusion of the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 29, 2012, for filing with the SEC.

THE AUDIT COMMITTEE:
Alan H. Portnoy
Claude M. Leglise
Thomas F. Lagatta

 PROPOSAL NO. 3

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") added Section 14A to Securities Exchange Act of 1934, as amended (the "Exchange Act"), which enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC's rules.

        Our named executive officer compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success. The Compensation Committee believes an effective compensation program is one that is designed to recruit and retain executive leadership focused on attaining long-term corporate goals and increasing stockholder value. The Compensation Committee believes that it has taken a responsible approach to compensating our named executive officers.

        Please read the "Executive Compensation" section of this proxy statement for additional details about our executive compensation program.

        We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our named executive officers' compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:

  "RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company's proxy statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission."

        The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

  Required Vote

        Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal.

The Board of Directors recommends a vote "FOR" the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

 PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

        Section 14A of the Exchange Act, as added by the Dodd-Frank Act, also enables our stockholders to indicate their preference as to how frequently we should seek an advisory vote on the compensation of our named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every year, once every two years, or once every three years. Stockholders also may abstain from voting on this proposal.

        After careful consideration of this proposal, the Board has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company, and therefore your Board recommends that you vote for a three year (3-year) frequency for the advisory vote on executive compensation.

        In formulating its recommendation, our Board considered that a triennial vote will allow stockholders to better evaluate our executive compensation program in relation to our short- and long-term company performance. Additionally, a triennial vote will provide us with time to respond to stockholder concerns and implement appropriate revisions.

        The proxy card provides stockholders with the opportunity to choose among four options (holding the advisory vote on executive compensation every one, two or three years, or abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the board of directors. You may cast your vote on your preferred voting frequency by choosing the option of once every year ("1 year"), once every two years ("2 years"), once every three years ("3 years"), or you may abstain from voting.

        The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option preferred by our stockholders.

  Required Vote

        The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders.

The Board of Directors recommends a vote for a three year (3-year) frequency for the advisory vote on executive compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the ownership of our common stock as of April 24, 2013 by (a) all persons known by us to own beneficially more than 5% of our common stock, (b) each of our directors and named executive officers, and (c) all of our directors and executive officers as a group. We know of no agreements among our stockholders which relate to voting or investment power over our common stock or any arrangement the operation of which may at a subsequent date result in a change of control of us.

        Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act and generally includes voting or investment power over securities. Under this rule, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days of April 24, 2013 upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that all options held by such person that are exercisable within 60 days of April 24, 2013 have been exercised. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder.

	Shares Beneficially Owned
	Number	Percent
Name of Beneficial Owner(1):
Directors and Executive Officers:
Chun Ki Hong(2)	7,105,568	22.59%
Gail Sasaki(3)	242,343	*
Thomas F. Lagatta(4)	96,416	*
Claude M. Leglise(4)	12,500	*
Alan H. Portnoy(4)	106,416	*
All executive officers and directors as a group (6 persons)	7,563,243	23.73%
5% Stockholders:
Midsummer Small Cap Master, Ltd.	1,740,501	5.72%
NorthPointe Capital, LLC	1,662,214	5.47%

*
Represents beneficial ownership of less than 1%.

(1)
Unless otherwise indicated, the address of each director, executive officer and person beneficially owning more than 5% of the outstanding shares of our common stock is c/o Netlist Inc., 51 Discovery, Suite 150, Irvine, California 92618.

(2)
The number of shares beneficially owned by Mr. C.K. Hong includes 25,000 shares of restricted stock that are forfeitable until vested (restrictions on the shares of restricted stock lapse ratably on a semi-annual basis through March 7, 2014), 1,051,250 shares of common stock issuable upon the exercise of options that are or will be vested and immediately exercisable within 60 days of April 24, 2013 and 6,029,318 shares of common stock, of which 5,968,750 shares are held by Mr. C.K. Hong as trustee of the Hong-Cha Community Property Trust. Mr. C.K. Hong disclaims beneficial ownership of shares held for this trust.

(3)
The number of shares beneficially owned by Ms. Sasaki consists of 3,750 shares of restricted stock that are forfeitable until vested (restrictions on the shares of restricted stock lapse ratably on a semi-annual basis through March 7, 2014), 232,968 shares of common stock issuable upon the exercise of options that are or will be vested and immediately exercisable within 60 days of April 24, 2013, and 5,625 shares of common stock.

(4)
The number of shares beneficially owned by each of the indicated persons includes 80,416, 12,500, and 90,416 shares of common stock issuable upon the exercise of options that are or will be vested and immediately exercisable within 60 days of April 24, 2013 for Messrs. Lagatta, Leglise and Portnoy, respectively, and 8,000 shares of stock and 8,000 shares of restricted stock for each of Messrs. Lagatta and Portnoy that are forfeitable until vested (restrictions on the shares of restricted stock held pursuant to awards made in 2010 and 2011 lapse ratably on a semi-annual basis over a 48 month period through September 8, 2014 and September 8, 2015).

(5)
Based solely on the information provided in the Schedule 13G filed by Midsummer Small Cap Master, Ltd. ("Midsummer") with the Securities and Exchange Commission on January 3, 2013. Midsummer is an investment advisor registered under the Investment Advisors Act of 1940. Midsummer has sole voting and dispositive authority with respect to the 1,740,501 shares. The business address for Midsummer is c/o Midsummer Capital, LLC, 295 Madison Ave, 38th Floor, New York, NY 10017.

(6)
Based solely on the information provided in the Schedule 13G filed by NorthPointe Capital, LLC ("NorthPointe") with the Securities and Exchange Commission on February 11, 2013. NorthPointe is an investment advisor registered under the Investment Advisors Act of 1940. NorthPointe has sole voting power with respect to 411,911 shares and dispositive authority with respect to 1,662,214 shares. The business address for NorthPointe is 101 W. Big Beaver, Suite 745,Troy, MI 48084.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such forms received by us or written representations from reporting persons, we believe that our executive officers and directors and persons who own more than 10% of a registered class of our equity securities complied with all applicable Section 16(a) filing requirements during fiscal year 2012.

Information Concerning Our Executive Officers

Name	Age	Position
Chun Ki Hong	52	President, Chief Executive Officer and Chairman of the Board of Directors
Gail Sasaki	56	Vice President, Chief Financial Officer and Secretary

        Our executive officers are elected by, and serve at the discretion of, our Board of Directors. Set forth below is a brief description of the business experience of all executive officers other than Chun Ki Hong, who is also a director and whose business experience is set forth above in the section of this proxy statement entitled "Nominees for Election at this Annual Meeting."

        Gail Sasaki has been our vice president and chief financial officer since January 2008 and our secretary since August 2007. From 2006 to January 2008, Ms. Sasaki has served as our vice president of finance. From 2001 to 2005, Ms. Sasaki took time away from the workforce for personal reasons. From 2000 to 2001, Ms. Sasaki served as chief financial officer of eMaiMai, Inc., a commercial technology company based in Hong Kong and mainland China. From 1997 to 2000, Ms. Sasaki was senior vice president of finance, secretary and treasurer of eMotion, Inc., formerly Cinebase Software, a Vienna, VA-based developer of business-to-business media management software and services. From 1989 to 1997, Ms. Sasaki was chief financial officer of MicroNet Technology, Inc., an Irvine-based leader in storage technology. Ms. Sasaki spent seven years in public accounting leaving as an audit manager with Arthur Young (now known as Ernst & Young LLP) in Century City, CA. Ms. Sasaki earned a Bachelor's degree from the University of California at Los Angeles, and also earned a Master of Business Administration degree from the University of Southern California.

        None of our executive officers has any family relationship with any other executive officer or with any of our directors.

 EXECUTIVE COMPENSATION

        The following table provides information regarding the compensation we paid to our chief executive officer and our other most highly compensated executive officer of the Company, each a "named executive officer," for the fiscal years ended December 29, 2012 and December 31, 2011.

Summary Compensation Table

Name and Principal Position		Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	All other Compensation ($)		Total ($)
Chun Ki Hong	2012	323,000	—	956,645	—	53,443	(3)	1,333,088
President, Chief Exective Officer and Chairman of the Board	2011	323,000	—	603,110	100,938	65,021	(3)	1,092,069
Gail Sasaki	2012	200,000	—	239,161	—	—		439,161
Vice President, Chief Financial Officer and Secretary	2011	200,000	—	150,778	103,755	—		454,533

(1)
Reflects the dollar amount of the grant date fair value of awards granted during the respective fiscal years, measured in accordance with Accounting Standards Codification Topic 718 and without adjustment for estimated forfeitures. The assumptions used in the calculations for these amounts are described in Note 2 "Summary of Significant Accounting Policies—Stock Based Compensation" of our consolidated financial statements in our annual report on Form 10-K for the fiscal year ended December 29, 2012. For a discussion of the material terms of each stock option award, see the table below entitled "Outstanding Equity Awards at Fiscal Year End."

(2)
Represents cash awards earned on the basis of specific performance criteria set forth under our semi-annual Management By Objective program. Specific objectives and assessment of performance against the stated objectives under this non-equity incentive compensation plan were approved by the Compensation Committee of the Board of Directors. For Mr. C.K. Hong, performance targets include our achievement of financial plans and accomplishment of product marketing and development objectives. For Ms. Sasaki, performance targets include our achievement of financial plans and accomplishment of objectives relevant to our intellectual property strategies.

(3)
For 2012, reflects $21,830, for automobile rental payments, $19,080 for country club membership, $4,382 in vehicle related expenses$3,320 for health club membership, and $4,831 for income tax, and estate planning. For 2011, reflects $21,931, for automobile rental payments, $19,080 for country club membership, $10,147 in vehicle related expenses, $4,715 for health club membership, and $9,148 for income tax, and estate planning.

Compensation Philosophy and Objectives

        The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals of our company. That program should align executives' interests with those of the stockholders by rewarding performance above established goals, with the ultimate objective of improving stockholder value. The Compensation Committee evaluates both performance and compensation to ensure that we maintain our ability to attract and retain superior employees in key positions. It also performs this evaluation to ensure that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our peer companies. To that end, the Compensation Committee believes that the executive compensation packages that we provide to our officers, including our named executive officers, should include both cash and stock-based compensation that reward performance as measured against established goals.

Role of Executive Officers in Compensation Decisions

        The Compensation Committee makes all compensation decisions for our Chief Executive Officer and approves or revises recommendations of our Chief Executive Officer regarding all of the non-equity compensation of our other named executive officer. Decisions regarding the non-equity compensation of all other officers are made by our Chief Executive Officer.

        Our Chief Executive Officer annually reviews the performance of each other elected officer. The conclusions reached and recommendations based on this review, including with respect to salary adjustments and annual award amounts, are presented to the Compensation Committee. The Compensation Committee can exercise its discretion in modifying any recommended adjustments or awards to executives.

Setting Executive Compensation

        Based on the foregoing objectives, the Compensation Committee has structured our annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by us and to reward the executives for achieving such goals.

        A significant percentage of total compensation is allocated to stock-based incentives as a result of the philosophy mentioned above. There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Compensation Committee reviews relevant information to determine the appropriate level and mix of incentive compensation. Income from such incentive compensation is realized as a result of the performance of the Company or the individual, depending on the type of award, compared to established goals.

2012 Executive Compensation Components

        For the fiscal year ended December 29, 2012, the principal components of compensation for named executive officers were:

  •
  base salary;

  •
  performance-based cash incentive compensation;

  •
  long-term equity compensation;

  •
  retirement and other benefits; and

  •
  perquisites and other personal benefits.

Base Salary

        We provide named executive officers and other employees with a base salary to compensate them for services rendered during the fiscal year, consistent with the employment agreements with the named executive officers. In light of the Company's performance in 2011 and 2012, the base salaries of our named executive officers have not increased and instead have been maintained at the levels provided in the relevant employment agreements.

        Salary levels are typically considered annually as part of the Compensation Committee's performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to the salary of any named executive officer are based on the Compensation Committee's assessment of the individual's performance.

Performance-Based Cash Incentive Compensation

        Our named executive officers had individual cash incentive compensation plans for fiscal 2012, pursuant to which they had the opportunity to earn cash payments upon the achievement of specified performance goals. These performance goals were comprised of company-wide targets and individual performance goals. In light of the Company's financial performance in 2012, the Compensation Committee did not award, and the named executive officers did not earn, any performance-based cash incentive awards.

Long-Term Equity Compensation

        We grant options to purchase our common stock under our equity incentive plans to:

  •
  enhance the link between the creation of stockholder value and long-term executive incentive compensation;

  •
  provide an opportunity for increased equity ownership by executives; and

  •
  maintain competitive levels of total compensation.

        Stock option award levels are determined based on market data, vary among participants based on their positions within the Company and are granted periodically at the discretion of the Compensation Committee. Our Compensation Committee typically grants long-term equity awards to existing employees one time each year in conjunction with our annual performance evaluation of those employees. Consistent with this practice and with the philosophy of aligning executives' interests with those of the stockholders by rewarding performance above established goals, with the ultimate objective of improving stockholder value, the Compensation Committee issued stock options to each of our named executive officers in 2012.

        Options are awarded at The Nasdaq Global Market's closing price for our common stock on the date of the grant.

        The majority of the options granted by our Board of Directors vest at a rate of 25% per year over the first four years of the 10-year option term. Vesting ceases upon termination of service, and exercise rights generally cease three months thereafter except in the case of death (subject to a one-year limitation) or disability. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

Retirement and Other Benefits

        Our 401(k) Savings Plan is a tax-qualified retirement savings plan pursuant to which all of our employees, including the named executive officers, are able to contribute up to the limit prescribed by the Internal Revenue Service to the Savings Plan on a before-tax basis. We match 50% of the first 6% of pay that is contributed to the Savings Plan at our discretion in any fiscal year. All employee contributions to the Savings Plan are fully-vested upon contribution. The Company's matching contributions vest over four years.

Perquisites and Other Personal Benefits

        We provide our named executive officers with perquisites and other personal benefits that the Compensation Committee believes are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The

Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers.

        Attributed costs of the personal benefits described above for the named executive officers for the fiscal year ended December 29, 2012 are included in column (i) of the "Summary Compensation Table" on page 19. The employment agreement that we have entered into with our chief executive officer provides for certain severance payments upon a change of control of our company. These provisions are designed to promote the stability and continuity of senior management and to enable this executive to consider corporate transactions that are in the best interest of our stockholders and other constituents without undue concern over whether the transactions may jeopardize his own employment or financial security. For more information about our this agreement, see "Executive Compensation—Employment Agreements" below.

Deductibility of Executive Compensation

        As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals. We believe that compensation paid under the management incentive plans are generally fully deductible for federal income tax purposes. However, in certain situations, the Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.

Employment Agreements

        We entered into an employment agreement with Chun Ki Hong in September 2006. This agreement provides for an initial base salary of $323,000 plus other customary benefits, including the reimbursement of professional fees and expenses incurred in connection with income and estate tax planning and preparation, income tax audits and the defense of income tax claims, the reimbursement of membership fees and expenses for professional organizations and one country club, the reimbursement of employment-related legal fees, the use of a company automobile, and the reimbursement of health club dues and other similar health-related expenses. Mr. C.K. Hong may earn annual performance bonuses, at the discretion of our Board of Directors, of up to 100% of his base salary based upon the achievement of performance objectives.

        The initial five-year term of Mr. C.K. Hong's employment agreement will automatically be extended for additional one-year periods unless we or Mr. Hong provide notice of termination six months prior to the renewal date, but at all times Mr. C.K. Hong may terminate his employment upon six months' advance written notice to us. If we terminate Mr. C.K. Hong's employment without cause or if he terminates his employment for good reason, which includes a change of control of our company, he will be entitled to receive continued payments of his base salary for one year, reimbursement of medical insurance premiums during that period unless he becomes employed elsewhere, a pro-rated portion of his annual performance bonus, and, if any severance payment is deemed to be an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code, an amount equal to any excise tax imposed under Section 4999 of the Internal Revenue Code. In addition, pursuant to his employment agreement, any unvested options shall immediately become fully vested and exercisable as of the effective date of such termination or resignation. If Mr. C.K. Hong's employment is terminated due to death or disability, he or his estate will receive a lump sum payment equal to half his annual base salary and any options held shall vest to the same extent as they would have vested one year thereafter. Additionally, in the event that Mr. C.K. Hong's employment is terminated due to death or disability, to the extent that such amounts remain restricted, the restriction on 25% of the restricted stock award will immediately lapse and no additional restrictions shall lapse thereafter. If Mr. C.K. Hong resigns without good reason or is terminated for cause, we will have no further obligation to him other than to pay his base salary through the date of termination.

        Ms. Sasaki does not have an employment agreement but as compensation for her services as our vice president, chief financial officer and secretary, she received an annualized base salary of $200,000. In the event Ms. Sasaki's employment is terminated due to death or disability, any options held shall vest to the same extent as they would have vested one year thereafter. Additionally, in the event that Ms. Sasaki's employment is terminated due to death or disability, to the extent that such amounts remain restricted, the restriction on 25% of the restricted stock award will immediately lapse and no additional restrictions shall lapse thereafter. Ms. Sasaki is eligible for a target bonus of 75% of her base salary if she achieves certain specific objectives to be determined by our Board of Directors.

Outstanding Equity Awards At Fiscal Year End

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options—(#) Exercisable		Number of Securities Underlying Unexercised Options—(#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested		Market Value of Shares of Stock That Have Not Vested
Chun Ki Hong	500,000	(1)	—	(1)	$7.00	8/7/2016
	100,000	(2)	—	(2)	$1.67	9/17/2017
	120,000	(3)	—	(3)	$2.20	1/2/2018
	43,750	(4)	6,250	(4)	$0.33	6/10/2019
	131,250	(5)	168,750	(5)	$2.21	3/17/2021
	56,250	(6)	243,750	(6)	$3.59	2/27/2022
							37,500	(15)	$27,975
Gail Sasaki	25,000	(7)	—	(7)	$2.55	1/5/2016
	10,000	(8)	—	(8)	$7.00	8/14/2016
	2,657	(9)	—	(9)	$1.93	9/4/2017
	100,000	(10)	—	(10)	$2.05	1/4/2018
	6,250	(11)	—	(11)	$0.29	11/20/2018
	12,500	(12)	6,250	(12)	$0.33	6/10/2019
	32,812	(13)	42,188	(13)	$2.21	3/17/2011
	14,062	(14)	60,938	(14)	$3.59	2/27/2022
							5,625	(16)	$4,196

(1)
Represents options granted under our Amended and Restated 2000 Equity Incentive Plan in connection with achieving one-time performance incentives related to our initial public offering.

(2)
Represents options granted under our Amended and Restated 2006 Equity Incentive Plan (2006 Plan) in September 2007.

(3)
Represents options granted under our 2006 Plan in January 2008.

(4)
Represents options granted under our 2006 Plan in June 2009. These options vest over sixteen equal quarterly installments. In the event Mr. C.K. Hong's employment with us is terminated by us without cause or by him with good reason, all options will immediately vest. In the event Mr. C.K. Hong's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(5)
Represents options granted under our 2006 Plan in March 2011. These options vest over sixteen equal quarterly installments. In the event Mr. C.K. Hong's employment with us is terminated by us without cause or by him with good reason, all options will immediately vest. In the event Mr. C.K. Hong's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(6)
Represents options granted under our 2006 Plan in February 2012. These options vest over sixteen equal quarterly installments. In the event Mr. C.K. Hong's employment with us is terminated by us without cause or by him with good reason, all options will immediately vest. In the event Mr. C.K. Hong's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(7)
Represents options granted under our Amended and Restated 2000 Equity Incentive Plan in January 2006.

(8)
Represents options granted under our Amended and Restated 2000 Equity Incentive Plan in August 2006.

(9)
Represents options granted under our 2006 Plan in September 2007.

(10)
Represents options granted under our 2006 Plan in January 2008.

(11)
Represents options granted under our 2006 Plan in November 2008.

(12)
Represents options granted under our 2006 Plan in June 2009. These options vest over sixteen equal quarterly installments. In the event Ms. Sasaki's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(13)
Represents options granted under our 2006 Plan in March 2011. These options vest over sixteen equal quarterly installments. In the event Ms. Sasaki's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(14)
Represents options granted under our 2006 Plan in February 2012. These options vest over sixteen equal quarterly installments. In the event Ms. Sasaki's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(15)
Represents restricted stock awards granted under our 2006 Plan in April 2010. These awards vest in eight equal semi-annual installments through March 7, 2014. In the event Mr. C.K. Hong's employment with us is terminated due to death or disability, restriction on 25% of the restricted stock (or such lesser amount as to which restrictions remain effective) will immediately lapse and no additional restrictions will lapse thereafter.

(16)
Represents restricted stock awards granted under our 2006 Plan in April 2010. Restrictions on these awards lapse in eight equal semi-annual installments through March 7, 2014. In the event Ms. Sasaki's employment with us is terminated due to death or disability, restriction on 25% of the restricted stock (or such lesser amount as to which restrictions remain effective) will immediately lapse and no additional restrictions will lapse thereafter.

TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures for Approval of Related Party Transactions

        Our Audit Committee has the responsibility to review with management and approve in advance any transactions or courses of dealing with related parties. The Audit Committee intends to approve only those related party transactions that are considered to be in the best interests of Netlist and our stockholders. In considering whether to approve any transaction, the Audit Committee considers such factors as it deems appropriate, which may include: (i) the related party's relationship with the Company and interest in the transaction; (ii) the material facts of the proposed transaction, including the proposed value of such transaction, or, in the case of indebtedness, the principal amount that would be involved; (iii) the benefits of the transaction to the Company; (iv) an assessment of whether the transaction is on terms that are comparable to the terms available with an unrelated party; (v) in the case of an existing transaction, the impracticability or cost of securing alternative arrangements; and (vi) such other factors as the Audit Committee deems relevant.

Related Person Transactions

        Our Vice President of Business Operations, Paik Ki Hong, is the brother of Chun Ki Hong, our president, chief executive officer and chairman of the Board of Directors. During fiscal year 2012, Mr. P. K. Hong earned salary in the amount of $166,486 and earned bonus in the amount of $29,906. In addition, Mr. P. K. Hong was granted options to purchase 25,000 shares of our common stock at an exercise price of $3.66 per share. The grant date fair value recognized for Mr. P. K. Hong's option award in our fiscal 2012 computed in accordance with Accounting Standards Codification Topic 718 was $81,290. The assumptions used in the calculations for this amount is described in Note 2 "Summary of Significant Accounting Policies—Stock Based Compensation" of our consolidated financial statements in our annual report on Form 10-K for the fiscal year ended December 29, 2012.

        During fiscal year 2011, Mr. P. K. Hong earned salary in the amount of $165,952 and earned bonus in the amount of $61,750. In addition, Mr. P. K. Hong was granted options to purchase 50,000 shares of our common stock at an exercise price of $2.21 per shares. The grant date fair value recognized for Mr. P. K. Hong's option award in our fiscal 2011 computed in accordance with Accounting Standards Codification Topic 718 was $100,518. The assumptions used in the calculations for this amount is described in Note 2 "Summary of Significant Accounting Policies—Stock Based Compensation" of our consolidated financial statements in our annual report on Form 10-K for the fiscal year ended December 29, 2012.

        Other than as described above, there were no transactions to which the Company was a party in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years and in which any director, officer or beneficial holder of more than 5% of our common stock, or member of such person's immediate family, had or will have a direct or indirect material interest.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

        The submission deadline for stockholder proposals to be included in our proxy materials for the 2014 annual meeting of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 is January 10, 2014, except as may otherwise be provided in Rule 14a-8. All such proposals must be in writing and should be sent to our Corporate Secretary at 51 Discovery, Suite 150, Irvine, California 92618.

        In accordance with our Bylaws, any stockholder who intends to submit a proposal at our 2014 annual meeting of stockholders, or bring a director nominee before the meeting, must, in addition to complying with applicable laws and regulations and the requirements of our Amended and Restated Bylaws, provide written notice to us for consideration no later than January 10, 2014. Such notice should be sent to our Corporate Secretary at 51 Discovery, Suite 150, Irvine, California 92618. Please refer to the full text of the advance notice provisions of our Amended and Restated Bylaws for additional information and requirements. A copy of our Amended and Restated Bylaws may be obtained by writing to our Corporate Secretary at the address listed above. Our Restated Certificate of Incorporation and our Bylaws can also be found on our website at http://www.netlist.com.

 OTHER MATTERS

        Our Board of Directors does not know of any other matters to be presented at the 2013 Annual Meeting of Stockholders but, if other matters do properly come before the meeting, it is intended that the persons named as proxies in the proxy card will vote on them in accordance with their best judgment.

ANNUAL REPORT

        A copy of our 2012 annual report is being mailed to each stockholder of record together with this proxy statement. The 2012 annual report includes our audited consolidated financial statements for the fiscal year ended December 29, 2012. Our annual report on Form 10-K includes these consolidated financial statements, as well as other supplementary financial information and certain schedules. The annual report on Form 10-K is not part of our proxy soliciting material. Copies of the annual report on Form 10-K, without exhibits, can be obtained without charge by contacting us at 51 Discovery, Suite 150, Irvine, California 92618, (212) 986-6667, or through our website, located at http://www.netlist.com.

 DELIVERY OF VOTING MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are the Company's stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Netlist, Inc., c/o Corporate Secretary, 51 Discovery, Suite 150, Irvine, California, 92618 or call Investor Relations at (212) 986-6667. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their brokers.

By order of the Board of Directors,
Gail Sasaki Vice President, Chief Financial Officer and Secretary

Irvine, California
April 29, 2013

Netlist, Inc. IMPORTANT ANNUAL MEETING INFORMATION Using a black ink pen, mark your votes with an X as shown in 1)(1 this example. Please do not write outside the designated areas. Annual Meeting Proxy Card PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals— The Board of Directors recommends a vote FOR each of the nominees listed in Proposal1, FOR Proposals 2 and 3 and for a THREE YEAR frequency  with respect to Proposal 4. 1. Election of Directors:  01 - Chun Ki Hong 02 -Thomas F. Lagatta 03- Claude M. Leglise 04 - Alan H. Portnoy Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees For All EXCEPT-  To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below. For Against Abstain For Against Abstain 2. Ratification of Appointment of KMJ Corbin & Company LLP as our Independent Registered Public Accounting Firm. 4.Recommend, on an advisory basis, the frequency for holding an advisory vote on the compensation of our named executive officers.1 Year 2 Years 3 Years Abstain 3. Approve, on an advisory basis, the compensation of our named executive officers. 5. Such other business as may properly come before the meeting or any adjournment or postponement thereof. B Authorized Signatures —This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title. Date (mm/dd/yyyy) —Please print date below.Signature 1 —Please keep signature within the box. Signature 2 -Please keep signature within the box. 1UPX 1 6  2  0  0  3  2 01NC9B

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  Proxy —Netlist, Inc. 51 Discovery, Suite 150 Irvine, CA 92618 This Proxy is solicited on behalf of the Board of Directors of NETLIST, INC. The undersigned hereby appoints Chun Ki Hong and Gail Sasaki or either of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution to vote all shares of the Common Stock, $0.001 par value per share, of NETLIST, INC., which the undersigned is entitled to vote at the annual meeting of the stockholders  of NETLIST, INC.,  to  be held on Monday, June  10, 2013 at 10:00  a.m.,  Pacific  Time,  at  the  offices  of Merrill Corporation, 2603 Main Street, Suite 100, Irvine, CA 92614-4242, and any and all adjournments or postponements thereof, on the proposals set forth on the reverse side of this Proxy and any other matters properly brought before the meeting. Unless a contrary direction is indicated, this Proxy will be voted FOR all nominees listed in Proposal 1, FOR Proposals  2 and 3 and for a THREE YEAR frequency with respect to Proposal 4. If specific instructions are indicated, this Proxy will be voted in accordance therewith. All Proxies to vote at said meeting or any adjournment or postponements heretofore given by the undersigned are hereby revoked. Receipt of the Notice of Annual Meeting and Proxy Statement dated April 29,  2013 is hereby acknowledged. NOTE: PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY IN THE POST PAID ENVELOPE.

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GENERAL INFORMATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
Director Nominees
Director Compensation
PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE REPORT
PROPOSAL NO. 3
ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
PROPOSAL NO. 4
ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
Summary Compensation Table
Outstanding Equity Awards At Fiscal Year End
TRANSACTIONS WITH RELATED PERSONS
STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING
OTHER MATTERS
ANNUAL REPORT
DELIVERY OF VOTING MATERIALS